                           LIMITED POWER OF ATTORNEY

        The  undersigned,  being an executive  officer or director of MRC Global
Inc.  (the  "Corporation"),  who  will  thereby  be  subject  to  the  reporting obligations  of Section 16 of the  Securities  Exchange Act of 1934,  as amended
(the "Act"),  with respect to securities of the Corporation,  hereby constitutes and  appoints  each of Brian K. Shore and Daniel J. Churay as the  undersigned's true and lawful  attorneys-in-fact  and  agents to  execute  and file for and on behalf of the  undersigned  Forms 3, 4, and 5 with the  Securities  and Exchange
Commission,  and to perform all acts necessary in order to execute and file such
Forms 3, 4, and 5, as he or she,  as  applicable,  shall deem  appropriate.  The undersigned  hereby  ratifies and confirms all that said  attorneys-in-fact  and agents shall do or cause to be done by virtue hereof.

        This  Limited  Power of Attorney  shall  remain in full force and effect until the  undersigned  is no  longer  required  to file  Forms 3, 4, and 5 with respect to the  undersigned's  holdings of and transactions in securities issued by the  Corporation,  unless  earlier  revoked  by the  undersigned  in a signed writing delivered to the foregoing attorneys-in-fact.

        This Limited Power of Attorney is executed as of April 9, 2012.

/s/ Andrew R. Lane                        /s/ James E. Braun
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Andrew R. Lane                            James E. Braun

/s/ Daniel J. Churay                      /s/ Gary A. Ittner
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Daniel J. Churay                          Gary A. Ittner

/s/ James F. Underhill                    /s/ Leonard M. Anthony
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James F. Underhill                        Leonard M. Anthony

/s/ Rhys J. Best                          /s/ Peter C. Boylan III
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Rhys J. Best                              Peter C. Boylan III

/s/ Craig Ketchum                         /s/ Gerard P. Krans
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Craig Ketchum                             Gerard P. Krans

/s/ Cornelis A. Linse                     /s/ John A. Perkins
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Dr. Cornelis A. Linse                     John A. Perkins

/s/ H.B. Wehrle, III                      /s/ Elton R. Bond
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H.B. Wehrle, III                          Elton R. Bond

/s/ Neil P. Wagstaff                      /s/ Scott A. Hutchinson
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Neil P. Wagstaff                          Scott A. Hutchinson

/s/ Rory M. Isaac
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Rory M. Isaac